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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2013

FUELSTREAM, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-14477	87-0561426
(State of Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

510 Shotgun Road, Suite 110 Fort Lauderdale, Florida		33326
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (954) 423-5345

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-k filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 3.02 Unregistered Sales of Equity Securities

On November 20, 2013, Fuelstream, Inc. (the “Company”) issued an aggregate of 5,075,713 shares of its common stock (the “Shares”) to certain consulting personnel for services provided. Each of the recipients of the shares is an “accredited investor” or is considered by the Company to be a “sophisticated person”, inasmuch as each of them has such knowledge and experience in financial and business matters that they are capable of evaluating the merits and risks of receiving the Shares in lieu of cash. No solicitation was made and no underwriting discounts were given or paid in connection with these transactions. The Company believes that the issuance of Shares as described above was exempt from registration with the Securities and Exchange Commission pursuant to Section 4(2) of the Securities Act of 1933.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fuelstream, Inc.

Date: November 21, 2013	By:	/s/ Robert Catala
Robert Catala Chief Executive Officer